Filed pursuant to Rule 497(e)

File Nos. 333-199318 and 811-22973

AMG PANTHEON FUND, LLC

Supplement dated January 5, 2017 to the

Prospectus dated July 22, 2016, of AMG Pantheon Fund, LLC (the “Fund”),

as supplemented November 10, 2016

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s current Prospectus (the “Prospectus”), dated and supplemented as noted above.

Waiver of the Master Fund’s Investment Management Fee

As of January 1, 2017, Pantheon Ventures (US) LP (the “Adviser”) has voluntarily agreed to waive the investment management fee of 0.70% paid by AMG Pantheon Master Fund, LLC (the “Master Fund”) to the Adviser (the “Management Fee”) until June 30, 2017. Accordingly, investors in the Fund, as a result of the Fund’s investment in the Master Fund, will not indirectly bear the Management Fee during the term of the waiver. In addition, as a result of the waiver, the fees and expenses included under the Expense Cap of the Fund in the Expense Limitation and Reimbursement Agreement will, in effect, be reduced from 1.45% to 0.75% of the Fund’s net assets during the term of the waiver (please see the Prospectus for details regarding the Expense Cap).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE